ASSIGNMENT AND AMENDMENT AGREEMENT

         THIS ASSIGNMENT AND AMENDMENT dated as of February 4, 2000 (this "Agreement"), made by and between Covol Technologies, Inc., a Delaware corporation ("Covol"), Utah Synfuel #1 Ltd., a Delaware limited partnership ("Utah Synfuel"), AJG Financial Services, Inc., a Delaware corporation ("AJG"), and Coaltech No. 1 L.P., a Delaware limited partnership ("Coaltech").

                                    RECITALS

         WHEREAS, Covol and AJG are parties to that certain Debenture dated January 9, 1999 (the "Debenture") in the principal amount of $4,367,351.28; and

         WHEREAS, as of the date hereof, the total amount owing from Covol to AJG under the Debenture is $4,927,318.23 (the "Debenture Balance"); and

         WHEREAS, Covol, Utah Synfuel, and Coaltech are parties to that certain Non- Negotiable Nonrecourse Promissory Note dated March 7, 1997 (the "Note") in the principal amount of $3,500,000, and that certain Security Agreement of even date therewith (the "Security Agreement") relating to the note; and

         WHEREAS, as of the date hereof, the total amount owing from Coaltech to Covol under the Note is $2,965,361.82 (the "Note Balance"); and

         WHEREAS, Covol and AJG desire and are willing to amend the terms of the Debenture; and

         WHEREAS, the parties hereto desire to effect the assignment and transfer by Covol and Utah Synfuel to AJG of all the right, title and interest of Covol and Utah Synfuel in, under and with respect to the Note.

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         SECTION 1. Assignment.


         (a) Effective as of the date hereof, Covol and Utah Synfuel hereby (i) irrevocably sell, assign, transfer and convey to AJG all of their right, title and interest in and to the Note; (ii) release any and all liens, encumbrances, and security interests of whatsoever nature against the Collateral (as defined in the Note); (iii) agree that the Security Agreement is

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terminated effective as of the date hereof; and (iv) agree to execute,  deliver, and file such documents of release of lien, including UCC filings, as AJG shall reasonably direct.

         (b) Covol and Utah Synfuel hereby covenant and agree to pay over to AJG, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Covol or Utah Synfuel that, under subsection (a) hereof, belong to AJG.

         SECTION 2. Amendment.

         (a) As of the date hereof, Covol and AJG amend the Debenture as follows: (i) the Debenture Balance is reduced by the amount of the Note Balance, to a remaining balance of $1,939,232.04 due from Covol to AJG under the Debenture; and (ii) the due date of the Debenture for the remaining balance plus interest is extended from January 10, 2000 to October 31, 2000; and all other terms and provisions of the Debenture (including terms of the letter agreement dated 26 February 1998 by and between Covol and AJG) shall remain in full force and effect.

         (b) The amount due and payable on October 31, 2000 is the remaining balance due under the Debenture of $1,961,956.41 plus interest of $86,756.09 for a total of $2,048,712.40.

         SECTION 3. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of Utah without giving effect to the principles thereof relating to conflicts of law.

         SECTION 4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.

                                             COVOL TECHNOLOGIES, INC.


                                             /s/ Brent M. Cook
                                             ---------------------------
                                             Name:  Brent M. Cook
                                             Title: President

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                                             AJG FINANCIAL SERVICES, INC.


                                             /s/ John C. Rosengren
                                             ---------------------
                                             Name:  John C. Rosengren
                                             Title: Vice President and
                                                    General Counsel


                                             UTAH SYNFUEL #1 LTD.

                                             By Covol Technologies, Inc.,
                                               general partner


                                             /s/ Brent M. Cook
                                             Name:  Brent M. Cook
                                             Title: President

                                             COALTECH NO. 1, L.P.
                                             By: US Coal LLC, general partner


                                             /s/ David S. O'Neill
                                             --------------------
                                             Name:  David S. O'Neill
                                             Title: Manager of the General
                                                    Partner

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